Exhibit 10.3

Third Amendment of Contract

This Third Amendment (the Third Amendment) is made and entered into on October 18, 2006, by and between the State of Louisiana, through the Division of Administration, Office of Community Development (hereinafter referred to as “OCD”) and ICF Emergency Management Services, LLC (hereinafter referred to either as “ICF” or “Contractor”). Capitalized terms used in the amendment but not defined herein have the meanings ascribed to them in the hereinafter-described Contract. The Effective Date of the Third Amendment is October 12, 2006.

WHEREAS, OCD and Contractor have heretofore executed and entered into that certain Contract with an effective date of June 12, 2006 (the “Contract”) in which ICF agreed to serve as Louisiana’s Road Home Manager and otherwise obligated itself to complete the Project; which Contract was amended by the First Amendment dated July 24, 2006, and by the Second Amendment dated September 28, 2006.

Whereas the Contract, in Section 1.2 et seq set forth the Statement of Work for Phase One of the Project, and contemplated amendment to the Contract to further delineate the Statement of the Work for Phases Two and Three of the Project;

Now therefore, for and in consideration of the foregoing premises, the State and Contractor agree as follows:

Section 1.2.1(a) is hereby added to the Contract, immediately following Section 1.2.1 of the Contract, to provide as follows:

1.2.1(a) PHASE TWO AND THREE STATEMENT OF WORK; REMAINING WORK UNDER PHASE ONE

The Statement of the Work attached as Exhibit A to the Contract, in addition to setting forth the full scope of services for Phase One of the Contract as noted in Section 1.2.1, also defines the full scope of services to be provided as Phase Two and Phase Three of the Contract.

All services which were to be performed under Phase One of the Contract which have not been performed as of October 21, 2006, and which were to be billed on an hourly basis or a unit basis shall hereafter be billed under the hourly rates and per unit prices established under Section 3.1 as amended by the Third Amendment, which rates and prices shall take effect for services performed on or after October 21, 2006.

Contractor must provide all Other Direct Costs (“ODCs”) items listed under Exhibit F of the Contract as Phase One — Other Direct Costs, or under Other Direct Costs Incurred Immediately After Contract Signing, which have not yet been completed or delivered, without any additional compensation beyond the fixed price for ODCs previously paid under Section 3.1 of the Contract. For ODCs which involve recurring charges, this limitation shall not apply for those charges incurred after Phase One.

Exhibit B-1 sets forth the deliverables and completion dates for Phase Two and Phase Three of the Contract.

Section 3.1 of the Contract is amended by adding the following paragraphs at the end of Section 3.1:

MAXIMUM CONTRACT PRICE FOR ALL PHASES

The maximum compensation to Contractor under the Contract is SEVEN HUNDRED FIFTY SIX MILLION AND 00/100 DOLLARS ($756,000,000.00). This maximum compensation amount includes all services and costs whatsoever.

HOURLY LABOR RATES

The hourly labor categories and billing rates for services to be performed on or after October 21, 2006 through January 13, 2007 are set forth on Exhibit D-1.

The billing rates which shall apply after January 13, 2007 shall be determined as follows. The State shall retain an independent certified public accountant to conduct an examination of Contractor’s records to verify the Contractor’s proposed labor wages and cost allocation plans. Labor wages will be calculated as the weighted average of the actual wages paid to personnel of the Contractor and hours billed by such personnel to this contract from June 12, 2006 until November 24, 2006. The average will be weighted as to the hours worked at each specific rate within each designated pay classification. All cost allocation plans applicable to this agreement will be reviewed for compliance with all applicable Federal and state regulations and requirements. This initial review will be based on the 10 month period ending October 27, 2006. After this review has been completed, State and the Contractor shall negotiate revised labor billing plans which shall be effective from January 14, 2007 through February 29, 2008. The labor billing rates to be used from March 1, 2008 through June 12, 2009 will be negotiated between State and Contractor using the aforementioned process with wage rates being based upon a weighted average from June 12, 2006 until December 31, 2007 and cost allocation plans based on costs incurred for the twelve (12) month period ending on December 31, 2007.

PER UNIT PRICES

The unit prices for work performed on or after the Effective Date of the Third Amendment are as specified in Exhibit E-1

OTHER DIRECT COSTS

The State shall reimburse the Contractor for Other Direct Costs (ODC), except for travel costs, based on the actual costs billed to the Contractor. For ODCs procured by a subcontractor, the Contractor’s actual costs shall be defined as the amount paid by it to the subcontractor for the ODC.

Contractor shall receive a maximum fixed management fee of THIRTEEN MILLION, FIVE HUNDRED AND THIRTY THOUSAND AND 00/100 DOLLARS ($13,530,000.00) associated with the management of ODCs provided for Phase Two and Phase Three. The schedule for payment of the fixed management fee is as follows:

October 14, 2006 through December 31, 2006 - $3,220,000.00

January 1, 2007 through December 31, 2007- $4,570,000.00

January 1, 2008 through December 31, 2008 - $4,460,000.00

January 1, 2009 through June 11, 2009 - $1,280,000.00

As long as the Contract remains in effect, for each above listed time period, the ODC fixed management fee for that period shall be paid evenly over the period on a twice a month basis. The Contractor may not bill any time associated with the procurement and management of an ODC which is included in the subcontractor general and administrative indirect rate pool.

FIXED TRAVEL COSTS

The Contractor shall be paid for travel costs occurring on or after October 12, 2006 under the Contract on a fixed price basis in the amount of NINETEEN MILLION ONE HUNDRED FORTY TWO THOUSAND SEVEN HUNDRED AND SIXTY EIGHT AND 00/100 DOLLARS ($19,142,768.00). The schedule for payment of the fixed travel costs is as follows:

October 14, 2006 through December 31, 2006 - $1,998,859

January 1, 2007 through December 31, 2007- $10,823,230

January 1, 2008 through December 31, 2008 - $3,934,744

January 1, 2009 through June 11, 2009 - $2,385,935

As long as the Contract remains in effect, for each above listed time period the fixed travel cost for that period shall be paid evenly over the period on a twice a month basis.. All travel paid under this provision shall be conducted in accordance with Contractor’s travel policies.

Section 9 of the Contract is deleted, and is replaced with the following:

The State Legislative auditor, federal auditors and internal auditors of the Division of Administration, or others so designated by the Commissioner, shall have the option to audit all accounts directly pertaining to the contract for a period commencing June 12, 2006 through five (5) years from the date of the last payment made under this contract or contract closeout, whichever is later. Records, including but not limited to direct read access to databases and all tables, shall be made available during normal working hours for this purpose.

In addition to the foregoing, Contractor agrees to submit to a Statement of Auditing Standards (SAS) number 70 review of the Road Home Program to be completed within ninety (90) calendar days of the Effective Date of the Third Amendment.

In the event that the U.S. Department of Housing and Urban Development, the HUD Inspector General, or the State issue findings or rulings that the amounts charged by Contractor, or any portions thereof, were ineligible or were non-allowable under federal or state law or regulation, Contractor may appeal any such finding or ruling. If such appeal by Contractor is unsuccessful, the parties agree that the amounts paid to Contractor shall be adjusted accordingly, and that Contractor shall within 30 days thereafter issue a remittance to State of any payments declared to be ineligible or non-allowable.

Section 13 of the Contract is amended to add as two new paragraphs of that section, inserted between the existing second and third paragraph:

On and after the Effective Date of the Third Amendment Contractor shall have any new contractual agreement to be paid as an ODC, including leases and software licenses, assignable to the State at the termination of the Contract. Contractor shall make timely and diligent efforts to have all existing contracts and software licenses amended, if necessary, to make the existing contract or software license assignable to the State at the termination of the Contract.

All items, movable or immovable, corporeal or incorporeal, which constitute Other Direct Costs under any part of the Contract or any exhibit thereto, or were otherwise paid by the State, which have not by their nature been entirely consumed by the date of the termination or expiration of the Contract, shall at the State’s direction be delivered to the State, including but not limited to all furniture, equipment, and any unexpired licenses or contractual rights, which shall be assigned to the State or its assignee at the State’s direction.

For any unexpired license or contractual right, in the event that the license or contractual right has been paid for by the State as an ODC but is not assigned to the State at the termination of the Contract, Contractor must remit to the State the replacement cost at the time of Contract termination relating to the license or contractual right.

Section 19 of the Contract is amended to add as the second paragraph of that section:

Compliance by the Contractor with the written procedures and protocols provided by the SPM to the Contractor or developed or required under this Contract, and compliance with the written guidance and instructions by the SPM as contemplated under this Contract and mutually agreed to by the parties, shall be deemed as essential as compliance with the terms and conditions of the Contract as if such procedures, protocols, guidance and instructions had been set forth in the Contract.

Section 25 of the Contract is amended to add as the second paragraph of that section:

Without limiting the regulations which Contractor must comply with, the Parties recognize the provisions of 24 CFR Sec. 85.36, and agree that Contractor will take all necessary affirmative steps permitted by law to assure that minority firms, women’s business enterprises, and labor surplus area firms are used when possible.

IN WITNESS WHEREOF, the Parties hereto have caused this Third Amendment to be executed by their duly authorized representatives as of the day and year first above written.

State of Louisiana, Division of Administration

By	/s/ Jerry Luke Leblanc
Jerry Luke Leblanc
Commissioner of Administration

Date October 18, 2006

ICF Emergency Management Services, LLC

By	/s/ Kenneth B. Kolsky

Typed Name	Kenneth B. Kolsky

Title	Executive Vice President

Exhibit B-1

Deliverables and Expected Completion Date

With Specific Reference to SFO Appendix A, Scope of Services (SOS)

Note: ICF anticipates consolidating routine reporting and analysis of the homeowner program in the weekly Pipeline Report. All other program elements will be provided in a weekly Metrics Report.

1. Homeowner

SOS Task(s)	Deliverable	Due Date
Task 1. Management

2(a)12. 2(a)14. 2(a)15.

Assessment of performance of homeowner program through contribution to the weekly Pipeline Report. Specific information to report will include:

•      Progress made, problems and issues encountered and corrective actions taken

•      Number of homeowners in each stage of process (e.g., applications received, initial appointments held, verifications and calculations completed, owner option selections made, and closings held)

•      Appeal requests received and outcomes

•      Coordination efforts between agencies

•      Specific metrics on non-profit involvement to be developed

•      Specific internal compliance metrics to be developed

•      Other reporting as deemed necessary by OCD

•      Aging of cases

•      Percent low and moderate income

•      Dollars for LMI compensation

•      Total compensation dollars

•      Persons benefiting

•      Analysis of metrics explaining delays, bottlenecks and other problems in moving the applicants through the system as compared to targeted or desired standards.

Weekly

Update Homeowners Procedures to include:

•      Procedures for resolving problems with homeowner applications, including questions about eligibility and benefits calculation

•      Appeals and mediation procedures

•      Revised procedures as new issues and policies arise

November 15, 2006 and Monthly thereafter

Exhibit B-1

Deliverables and Expected Completion Date

SOS Task(s)	Deliverable	Due Date
	Business Plan for how non-profits and faith-based organizations will be utilized in the program that also incorporates a process for coordinating with OCD-funded nonprofits	December 1, 2006

3.1 to 3.5	Compliance Plan to ensure adherence to applicable laws, regulations, policies, procedures, and the Standards of Conduct and Conflict of Interest Agreement	December 1, 2006

	Report on compliance monitoring (e.g., covenant compliance) and Close-out Business Plan	June 1, 2008

Task 2. Operate Housing Assistance Centers (HACs)

2(a)1. 2(a)1.1. 2(a)1.2. 2(a)1.3. 2(a)2. 2(a)5. 2(a)7. 2(a)7.1. 2(a)7.2. 2(a)7.3. 2(a)7.5. 2(a)7.6. 2(a)8.

Assessment of performance of housing assistance centers through contribution to the weekly Pipeline Report. Specific information to report will include:

•      Progress made, problems and issues encountered and corrective actions taken

•      Staffing of all existing, new, and mobile HACs

•      Number of homeowners counseled,

•      Type of counseling (e.g., initial visit, discuss benefits calculation, post-award counseling)

•      Average counseling time

•      Average wait time

•      Other reporting as deemed necessary by OCD

Weekly

3.1. 3.2.	Business plan for both mobile and fixed HACs	November 1, 2006

Task 3. Operate Appeals Process

2(a)9. 2(a)13. 2 (a) 14

Updates to approved process and procedures for appeals, including:

•      Relationship of appeals process to issues resolution process

•      Roles and responsibility of appeals staff, including ombudsman

•      Timeliness on resolving appeals

•      Record keeping and reporting

November 8, 2006

Task 4. Operate Mailroom

2(a)12. 2(a)14.

Assessment of performance of mailroom activities through contribution to the weekly Metrics Report. Specific information to report will include:

•      Progress made, problems, complaints and issues encountered and corrective actions taken

Weekly

Exhibit B-1

Deliverables and Expected Completion Date

SOS Task(s)	Deliverable	Due Date
• Specific reporting metrics to be developed by November 1, 2006 • Other reporting as deemed necessary by OCD

Task 5. Operate Data Entry Function

2(a)12. 2(a)14.

Assessment of performance of data entry activities through contribution to the weekly Metrics Report. Specific information to report will include:

•      Progress made, problems and issues encountered and corrective actions taken

•      Specific reporting metrics to be developed by November 1, 2006

•      Other reporting as deemed necessary by OCD

Weekly

Exhibit B-1

Deliverables and Expected Completion Date

2. Evaluations

SOS Task(s)	Deliverable	Due Date
2(a)12. 2(a)14.

Assessment of performance of home evaluations through contribution to the weekly Pipeline Report. Specific information to report will include:

•      Progress made, problems and issues encountered and corrective actions taken

•      Number of homeowners in each stage of process (e.g., evaluation work orders received, evaluations ordered, evaluations completed, QA/QC completed, data in MIS)

•      Special evaluations, including media events and expedited evaluations

•      Resolution activities

•      Anti-fraud metrics

•      Average amount of time to do an evaluation

•      Other reporting as deemed necessary by OCD

Weekly

Update Homeowners Procedures to include:

•      Procedures for secure transfer of data and reports to MIS

•      Revise procedures as new issues and policies arise

•      Report on progress on achieving goal of timely completion of program

Monthly

Exhibit B-1

Deliverables and Expected Completion Date

3. Title

SOS Task(s)	Deliverable	Due Date
2(a)3. 2(a)6. 2(a)7. 2(a)12. 2(a)14.

Assessment of performance of title activities through contribution to the weekly Pipeline Report. Specific information to report will include:

•      Progress made, problems and issues encountered and corrective actions taken

•      Owner/occupancy determinations completed

•      Floodplain determinations completed

•      Pre-storm value determinations completed

•      Title searches completed

•      Title cures completed

•      Closings and recordations completed

•      Special needs addressed

•      Other reporting as deemed necessary by OCD

Weekly

Update Homeowners Procedures to include:

•      Procedures for addressing special needs during closing process

•      Procedures for secure transfer of electronic files related to each closing to MIS

•      Procedures for secure transfer of documents required by the State to secure storage Secure original documents from First American and/or certified copies of recorded documents.

•      Revised procedures as new issues and policies arise

Monthly

Exhibit B-1

Deliverables and Expected Completion Date

4. Rental

SOS Task(s)	Deliverable	Due Date
2(a)12 2(a)14	Revise draft rental program design to reflect final OCD decisions	Within 15 days of decision

Assessment of performance of small rental program through contribution to the weekly Pipeline Report. Specific information to report will include:

•      Progress made, problems and issues encountered and corrective actions taken

•      Applications rounds completed

•      Advise and assistance provided

•      Applications selected and recommended to state

•      Post-approval monitoring

•      Break out of Applications Received and Applications Accepted based on key Selection Criteria including but not limited to Rent Levels, Tenant Income Levels, Affordability Periods, Loan Amounts, Geographic Location, Owner Type, Building Type

•      Number of total units developed, LMI units, total dollars expended, and LMI dollars expended.

•      Other reporting as deemed necessary by OCD

Weekly

2(a)12 2(a)14 1.12	Updated public education and outreach plan (Phase I Deliverable 17A)	20 days*

2(a)12 2(a)14 2(b)1 1.13	Updated web site approved and online (Phase I Deliverable 18A)	90 days*

2(a)12 2(a)14 2(b)1 1.13	MIS system for Small Rental operational (proposed phased rollout completed) [Phase I Deliverable 23A] System capable of ranking and scoring applications -120 days	180 days*

2(a)12 2(b)1 1.14	Small Rental program forms (Phase I Deliverable 24A)) Other program documents including but not limited to promotional and explanatory material, memoranda of understanding with approved financial institutions, check lists and other documents specified in Program Design (Deliverable 2(a)(12)	60 days*

2.b.1-1	Notice of Funds Available including scoring criteria and total funds available for Round 1 (Actual round opens no sooner than January 10, 2007)	90 days*

Exhibit B-1

Deliverables and Expected Completion Date

SOS Task(s)	Deliverable	Due Date
2.b.1-2	Notice of Funds Available including scoring criteria and total funds available for Round 2	195 days*

2.b.1-3	Notice of Funds Available including scoring criteria and total funds available for Round 3	300 days*

2.b.1-4	Notice of Funds Available including scoring criteria and total funds available for Round 4	405 days*

2.b.1-5	Notice of Funds Available including scoring criteria and total funds available for Round 5	510 days*

2.b.1-6	Notice of Funds Available including scoring criteria and total funds available for Round 6	720 days*

2.b.2	Procedures for Rental Rehab Teams	90 days*

2.b.3

Forward loan application packages, with recommendations for award amounts, to the State for commitment letters and fund Obligation.

Establish independent appeals process as specified in Program Design.

Beginning 120 days from closing of Round 1 and finishing 120 days from closing of Round 6**

2.b.4	Submit schedule of loan closings to State	14 days after receipt of State’s approval of closing packages

2.b.4	Submit copies of Road Home loan closing documents to the State	5 days after loans closed

2.b.4	Submit approved draws to State for funding	Monthly after 1st loan closed

2.b.4

(Matrix reporting)

Number of threshold applications/units received

Number & Value of conditional awards by type

Beneficiary data, including LMI data.

Number of Loans applications with lenders

Number of Loan through Initial Closing

Number of Loans approved by Parishes

Number of Loans declined with reasons

Number of Loans in appeal process

Measurable ad hoc data as requested

Monthly after Close of Round 1

2.b.5	Provide closeout package for each project, upon construction completion and initial occupancy certification	Weekly as occurs

2.b.6	Monitor compliance of rent requirements and condition of property until end of close out phase (Reported in Matrix)	Continuously

	Report on compliance metrics and findings on 10 percent of units	Monthly

Exhibit B-1

Deliverables and Expected Completion Date

SOS Task(s)	Deliverable	Due Date
3.3	Deliver electronic and paper loan files	April 2009

3.4	Continuity transfer of properties at stages uncompleted through initial occupancy is initiated	April 2009

3.5	Provide all other documentation and certifications required by contract and terms of federal funding.	June 2009

*	Days from Program Design decisions approval date on ICF Form or Phase 2 amendment date, whichever is later
**	Contingent on Borrower obligations for historic and environmental building permits

Exhibit B-1

Deliverables and Expected Completion Date

5. HMGP*

SOS Task(s)	Deliverable	Due Date
Task 1. Program Management

	Create a pipeline report for HMGP that will be reviewed by OCD, GOHSEP and LRA. This report must detail all progress made, issues and status of the program.	Monthly

	Implement and manage all phases of the HMGP program and all assigned personnel from initial application to closeout audit.	Ongoing

	Create and assist OCD with all legal documents to assure compliance with FEMA for open space and title transfer to the Road Home Corporation and other legal matters.	November 15, 2006

	Integrate all necessary data fields into the existing MIS system to allow a separate query on HAZMIT data.	December 15, 2006

Task 2. Mitigation Advice

2(a)1 2(a)2

Training program on mitigation measures for Housing Advisors

– Initial, periodic, recurring as program policy and implementation determinations are made

Develop addition outreach material on mitigation measures to distribute during meeting with homeowners

•      staffing plan

Monthly As Needed

Task 3. Regional Coordination

2(a)12	Process and procedures for working with local governments to assemble areas to be converted to green space	Ongoing

2(a)14

Assessment of performance of HMGP activities through contribution to the weekly Metrics Report. Specific information to report will include:

•      Problems and issues encountered and corrective actions

•      Specific reporting metrics to be developed

•      Other reporting as deemed necessary by OCD Other reporting as deemed necessary by OCD

Weekly

	Package and submit individual HMGP eligible property acquisition applications for submission to GOHSEP for reimbursement and reallocation of HMGP funds to OCD.	As developed

	Update HMGP evaluation procedures to include revised procedures and requirements to reflect resolution of new issues and policies	Monthly

Exhibit B-1

Deliverables and Expected Completion Date

SOS Task(s)	Deliverable	Due Date
	Business plan for HMGP program including fund disbursement process and procedures	November 8, 2006

Task 4. Evaluation Coordination

	Conduct evaluations to assess compliance with FEMA and CDBG	Ongoing

Task 5. Financial Management

2(a)12 2(a)14	ICF will implement and manage the documentation systems (transfer, digitizing, storage and maintenance) that support the reallocation of HMGP funds to the Road Home from eligible CDBG funded activities.	Ongoing

	ICF will develop a financial reporting system that is approved by OCD	December 1, 2006

	Monthly financial report to GOHSEP, OCD, and FEMA	Monthly

	Quarterly financial report to GOHSEP, OCD, and FEMA	Quarterly

	Closeout financial report to GOHSEP, OCD, and FEMA	June 2009

Task 6. Audit Documentation

2(a)11. 2(a)12. 2(a)14.	Interim program audits by GOHSEP, SLA, FEMA, & HUD	As required or Requested
	Closeout program audit by GOHSEP, SLA, & FEMA	June 2009

Task 7. Individual Mitigation Measures

2(a)12. 2(a)14.

Assessment of performance of IMM activities through contribution to the weekly Metrics Report. Specific information to report will include:

•      Problems and issues encountered and corrective actions

•      Specific reporting metrics to be developed

•      Other reporting as deemed necessary by OCD

Weekly

	Financial reporting system for reallocation of HMGP funds	November 15, 2006

Exhibit B-1

Deliverables and Expected Completion Date

SOS Task(s)	Deliverable	Due Date
Task 8. Implement Individual Mitigation Measures

	• Gather necessary home evaluation data to determine eligibility for IMM	As scheduled

	• Conduct evaluations and other reviews to determine homeowner compliance with IMM	As scheduled

	• Process homeowners’ request for reimbursement for implementation of IMM	As received

	• Environmental review process specified/developed	November 20, 2006

*	The completion of the HMGP tasks by the dates shown is contingent on the provision of additional funding for the HMGP tasks through a contract modification by November 3, 2006.

Exhibit B-1

Deliverables and Expected Completion Date

6. External Affairs

SOS Task(s)	Deliverable	Due Date
1.12 2(a)12 2(a)14

Develop and update a strategic communications and outreach plan that will include:

•      Homeowner and rental communications and outreach plan

•      Out-of-state outreach plan

•      Community outreach plan

•      Media plan and flow charts

•      Strategies for hard-to-reach clients such as elderly, low to moderate income and disabled

•      Metrics for assessing success

November 15, 2006 for 2006 and November 30 for 2007 with Annual Updates as requested or annual (July 1)

	TV, radio and print placements and other strategies approved for homeowner program	Within 45 days of approved communications plan

	TV, radio and print placements and other strategies approved for rental program	Within 45 days of approved communications plan

	Collateral material to support homeowner and rental program	Monthly as needed

2(a)12. 2(a)14.

Assess performance of strategic communications and outreach plan through contribution to the weekly Metrics Report. Specific information to report will include:

•      Progress made, problems and issues encountered and corrective actions taken

•      Media placements

•      Community events held

•      Meetings with Parish Leadership or other community leaders

•      Success using specific reporting metrics to be developed

•      Other reporting as deemed necessary by OCD

•      Metrics on effectiveness by geographic area

Weekly

	Summary outreach activities conducted by non-profit or faith-based organizations	Monthly

Exhibit B-1

Deliverables and Expected Completion Date

7. MIS

SOS Task(s)	Deliverable	Due Date
Task 1. Management

2(a)12 2(a)14

Assessment of performance of MIS through contribution to the weekly Metrics Report. Specific information to report will include:

•      Progress made, problems and issues encountered and corrective actions taken

•      Specific reporting metrics to be developed

•      Other reporting as deemed necessary by OCD

Weekly Complete plan by March 2009

	Closeout Plan – technical design to archive data with the State	Complete transfer by June 12, 2009

	Deliver and maintain a project work plan for all programmatic activities	November 8, 2006

	Complete SAS 70 Review	January 15, 2007

Task 2. Applications

1.2 2(a)4	Completed homeowners grant application	November 15, 2006
	eGrantsPlus – Increment revisions reflecting policy and programmatic change	Periodic

	Housing & Development Software for Rental – Phased rollout	Completed within 180 Days from Rental Design, Periodic updates

	Web deployment of scheduling applications Maintenance of all Phase I websites	Ongoing

	Collaboratory environment (Sharepoint data sharing site) HMGP – HMGP MIS module Contractors Registry	November 1, 2006 60 Days from HMGP Business Plan, Periodic updates

Task 3. Analysis

2(a)4	Reporting – Spatially enabled online reporting database for OCD use only. Data dictionary to be supplied to OCD.	December 1, 2006

Exhibit B-1

Deliverables and Expected Completion Date

SOS Task(s)	Deliverable	Due Date
	Public Data Exchange – Data sharing with Parishes and the public	February 1, 2007

	GIS Online Services with interactive data access	February 1, 2007

	Data dictionary – delivered and maintained for all programs	December 1, 2006

Task 4. Call Center

2(a)2	Assess performance of the call center through contribution to the weekly Metrics Report. Specific information to report will include:	Weekly

• Progress made, problems and issues encountered and corrective actions taken • Specific reporting metrics to be developed • Other reporting as deemed necessary by OCD

	Business plan for Life cycle of call center through June 11, 2009	December 31, 2006 with monthly updates until call center closed

Task 5. Infrastructure

1.2	New Centers and mobile units – Supporting IT infrastructure	With Facility Delivery

	Information Security – Periodic IT security assessments	Quarterly starting December 1, 2006

IT infrastructure, application and QA including internal procedures and controls

Exhibit B-1

Deliverables and Expected Completion Date

8. Facilities/Logistics

SOS Task(s)	Deliverable	Due Date
Task 1. Logistics Planning and Support

1.3	Develop plan for the operation of the mobile teams	November 1, 2006

Mobile centers in the field

	Assess performance of facilities/logistics through contribution to the weekly Metrics Report. Specific information to report will include:	December 1, 2006

	• Progress made, problems and issues encountered and corrective actions taken • Specific reporting metrics to be developed • Other reporting as deemed necessary by OCD	Weekly

Task 2. Existing Facilities

2(a)12 2(a)14	Periodic review of health and safety conditions at each Road Home facility, including handicapped accessibility issues.	Annual

	Analysis of facility use – closure schedule	Monthly

	Periodic review of program security	Annual

Task 3. New Facilities

1.3	Open a new Housing Assistance Center in Houston	November 15, 2006

	Open a new Housing Assistance Center in Louisiana	December 15, 2006

Exhibit B-1

Deliverables and Expected Completion Date

9. Anti-Fraud

SOS Task(s)	Deliverable	Due Date
2(a)11 2(a)12 2(a)14	Submission of anti-fraud plan and procedures for both the Homeownership Program, and the Rental Programs including Small Rental, Piggy Back, and the Homeless initiative.	November 1, 2006 Weekly

For the Homeowner and Small Rental Programs, assess performance of anti-fraud activities through contribution to the weekly Metrics Report. Specific information to report will include:

• Progress made, problems and issues encountered and corrective actions taken

	• Specific reporting metrics to be developed	Bi-weekly

• Advisors personal applications completed and ICF review for any irregularities.

	• Other reporting as deemed necessary by OCD	Bi-weekly

	Bi-weekly oral reports on anti-fraud activity	As Requested

Written reports on anti-fraud activity

Exhibit B-1

Deliverables and Expected Completion Date

10. Administration/Training/Human Resources

SOS Task(s)	Deliverable	Due Date

Task 1. Management Task 2. Contracts and Finance

2(a)12 2(a)14 3.3 3.3.1 3.3.2 3.3.3 3.3.4 3.4 3.5

Assess performance of administration/training/human resources activities for Homeownership and Small Rental Program through contribution to the weekly Metrics Report. Specific information to report will include:

•      Progress made, problems and issues encountered and corrective actions taken

•      Training deliveries to Road Home staff

•      Staff hiring pipeline report

•      Turnover rate of staff

•      Other reporting as deemed necessary by OCD

Weekly

	Maintain and update administration organizational structure	Quarterly

	Report on subcontractor activity in the format specified by OCD	Monthly

	Updated report on conflicts of interest issues of ICF and subcontractors in a format specified by OCD. All ICF employees and subcontractor employees are required to disclose existing conflict of interest situations, in a format established by OCD.	Monthly

	Maintain and update program human resources policy	Quarterly

	Close out all files related to Homeowner Assistance and Small Rental programs	June 2009

	Final program activity and financial reports	June 2009

	All other documentation and certifications required by the contract and terms of federal funding	June 2009

Task 3. Audit

2(a)12 2(a)14	Responses to audit related requests for both Homeownership and Small Rental Programs	Ongoing

	Annual A-133 audit report	March 31, 2007

Exhibit B-1

Deliverables and Expected Completion Date

SOS Task(s)	Deliverable	Due Date
Task 4. Privacy

2(a)12 2(a)14	Develop and implement Privacy policy for both Homeownership and Small Rental Programs	November 15, 2006

Task 5. Property and Purchasing

2(a)12. 2(a)14	Submit Property report	Quarterly

Task 6. Ombudsman/Ethics

2(a)12 2(a)14	Develop Ombudsman procedures and policy	November 15, 2006

Task 7. Compliance

2(a)12 2(a)14	Maintain and update Compliance Plan for both Homeownership and Small Rental programs	Annually

Task 8. Training

2(a)1 2(a)2 2(b)2 1.9 1.10 1.11	Summary of training performed and analysis of training need for OCD approval for both Homeownership and Small Rental programs	November 15, 2006, Quarterly thereafter

Homeowner Construction Representative Training: Agendas, locations, evaluation summaries, listing of attendees

Building and Design Professionals Training: Agendas, locations, evaluation summaries, listing of attendees

Agendas and locations ten days prior to each training

Financial Institutions Training: Agendas, locations, evaluation summaries, listing of attendees

	Evaluation summaries and list of attendees	Within 30 days after delivery of each training session

Exhibit B-1

Deliverables and Expected Completion Date

11. Management/Program Management Office/QAQC/Performance Measurement

SOS Task(s)	Deliverable	Due Date
Task 1. Management

2(a)12. 2(a)14.	For both Homeownership and Small Rental (when it is operational) direct performance of the program. Assess and report on performance of program.	Weekly and monthly

	Prepare performance reports including the weekly Pipeline Report, the weekly Metrics report, and other monthly activity reports.	Weekly and monthly

	Financial Dashboard	Biweekly

	Cash Flow Projection	Biweekly

Task 2. Best Practices

2(a)12 2(a)14	Prepare change management* requests for OCD review and decision for both Homeownership and Small Rental Comprehensive policy and procedure manual for all activities.	Periodic November 15, 2006
____________ * Change Management process is to be designed to be web based

Task 3. QA/QC, Compliance, and Performance Management

2(a)10 2(a)12 2(a)14

Assess performance of quality assurance activities for both Homeownership and Small Rental through contribution to the weekly Metrics Report. Specific information to report will include:

•      Progress made, problems and issues encountered and corrective actions taken

Weekly

• Survey results from each program

• Operational and programmatic metrics

• Other reporting as deemed necessary by OCD

	Define ICF targets to assure deadlines for performance will be meet	December 1, 2006

	Survey and report on those not served and those who did not get served well to identify problem areas	Quarterly beginning December 1, 2006

Exhibit B-1

Deliverables and Expected Completion Date

SOS Task(s)	Deliverable	Due Date
	Report on performance measurement and reporting on CDBG compliance	Monthly

Exhibit B-1

Deliverables and Expected Completion Date

F12. Policy/Other

SOS Task(s)	Deliverable	Due Date
Task 1. Policy and Program Updates

1.15 2(a)12 2(a)14

For both Homeownership and the Rental Programs including Small Rental, Piggyback, and the Homeless initiative, assess performance of policy and related activities through contribution to the weekly Metrics Report. Specific information to report will include:

•      Progress made, problems and issues encountered and corrective actions taken

•      Specific reporting metrics to be developed

•      Other reporting as deemed necessary by OCD

•      Separate reports are required for each program area

Weekly November 30, 2006

Complete monitoring plans for all CDBG program requirements for the following programs:

•      Homeowner Program

•      Small Rental Assistance Program

•      Housing Development Program

•      Hazard Mitigation Grant Program

•      Non- Profit Homeowner Assistance

•      Addendums, if any, to the monitoring plans of the Louisiana Housing Finance Agency for the Piggyback LIHTC Program

•      Individual mitigation measures (Part of the Homeowner Program)

Task 2. Piggyback Program Design and Policy

1.15 2(a)12 2(a)14	Written analyses of all Piggyback projects requesting CDBG funding: • 2006 applications • 2007 applications (if OCD offers a second round)	November 3, 2006 3 weeks after application due date

	15-20 legal templates (OCD counsel will need to fine tune deal by deal)	February 28, 2007

	Compliance monitoring checklists ,, implementation plan, procedures and staffing options (for ensuring compliance will all program requirements such as Davis Bacon, environmental compliance, supportive services etc. )	March 30, 2007

Exhibit B-1

Deliverables and Expected Completion Date

SOS Task(s)	Deliverable	Due Date

	Asset Management procedures, implementation plan, and staffing options	April 30, 2007

	PBRA:	May 31, 2007

	• Prepare RFP including SOW	3 weeks after submissions

• Review of responses

	Written guidance, spreadsheets and other analysis – TBD if/as issues arise post-award , including guidance on establishing new program options such as a Piggyback program designed to complement the 4% tax credit.	TBD as tasked by OCD

Task 3. Develop “Homeless” Program

1.15 2(a)12 2(a)14	Final Homeless Plan with description and budgets for four homeless initiatives	2 weeks after final program decisions

	Final Notice of Funding Availability (NOFA) documents– may include multiple NOFAs	4 weeks after final program decisions

	• Pre-bid Workshop(s)	2 weeks after NOFA is issued

	• Q&A Response	2 weeks after pre-bid Workshop

	• Review of proposals completed	3 weeks after bid closes

	Monthly Status Reports on Sponsor TA	Monthly, November, 2006 – December 2006

	Program policies, procedures, and guidance document	Nov. 30, 2006

	PSH Workshop	Nov. 30, 2006

	Guidance on Referral systems	Dec. 31, 2006

	Monthly Status Reports on Technical Assistance to Project Sponsors	Monthly, January 2007 – June, 2007

	Monitoring and Compliance Workshop	Dec. 15, 2006

	Monitoring Plan	Nov. 30, 2006

Exhibit B-1

Deliverables and Expected Completion Date

SOS Task(s)	Deliverable	Due Date
Task 4. Rebuilding Registry

1.8	Updates of registry	As Needed

Task 5. Legal Services

1.15 2(a)12. 2(a)14.	Legal review and recommendations to OCD	As Requested by OCD

EXHIBIT D-1 – Labor Categories and Rates

On Site Rates

Labor Category	Rate ($/hr)*
Administrative Assistant 1	$20.00
Administrative Assistant 2	$35.00
Administrative Assistant 3	$60.00
Analyst 1	$35.00
Analyst 2	$50.00
Analyst 3	$60.00
Analyst 4	$80.00
Application Analyst 1	$70.00
Application Analyst 2	$80.00
Billing AR Specialist	$50.00
Budget and Financial Manager	$100.00
Budget/Finance Specialist 1	$50.00
Budget/Finance Specialist 2	$60.00
Chief Program Executive	$300.00
Communications Graphic Artist	$50.00
Director 1	$90.00
Director 2	$110.00
Director 3	$150.00
Facilities and Office Manager	$90.00
Human Resource Manager 1	$80.00
Human Resource Manager 2	$100.00
Human Resource Professional 1	$50.00
Human Resource Professional 2	$75.00
Marketing Specialist 1	$50.00
Marketing Specialist 2	$65.00
Marketing Specialist 3	$80.00
Program Manager 1	$150.00
Program Manager 2	$175.00
Program Manager 3	$245.00
Program Manager 4	$265.00
Program Manager 5	$285.00
Project Administrator 1	$75.00
Project Administrator 2	$85.00
Public Relations 1	$60.00
Subcontract Specialist 2	$85.00
Supervisor 1	$75.00
Supervisor 2	$90.00
Supervisor 3	$105.00
Supervisor 4	$120.00
Systems Integrator	$100.00
Tester 1	$75.00
Tester 2	$100.00
Security Guard (unarmed)	$39.00
Security Guard (armed)	$54.00

Off Site Rates

Labor Category	Rate ($/hr)*
KPMG
Executive Consultant/Proj Dir/Prin	$295.00
Senior Consultant/Technical Expert	$295.00
Staff	$275.00

Jones Walker
Senior Partner	$375.00
Partner	$320.00
Special Counsel	$350.00
Senior Associate	$260.00
Associate	$225.00
Paralegal	$150.00

ICF and other subcontractors
Executive Consultant	$295.00
Project Director	$247.00
Senior Consultant	$200.00
Technical Expert	$175.00
Consultant	$129.00
Junior Consultant	$100.00
Research Assistant	$75.00

Exhibit B-1

Deliverables and Expected Completion Date

Exhibit E-1

Real Estate Items	Unit Price	Comments/Notes
RES Parcel Data – Data obtained from 17 Louisiana Parish Tax Assessors cleaned and normalized and providing determination points for the existence of 2005 Homestead Exemptions on Road Home applicants’ properties.	$0.35
FDS Flood Data – Flood Zone determination data augmented with Base Flood Elevation (BFE). Advisory Base Flood Elevation (ABFE) and geo-coordinate data on the properties of Road Home applicants.	$8.00
RES AVM – Pre-storm valuations on Road Home applicant properties creating using the RES Automated Valuation Model product known as PassProspector.	$12.00
RW Broker Price Opinion – Pre-storm valuations provided by licensed REALTORS/Brokers on Road Home applicant properties using the Broker Price Opinion product. This is used if the AVM does not yield results due to a lack of sufficient data.	$85.00
CREDCO Appraisal (URAR) – Pre-storm valuations provided in the Uniform Residential Appraisal Report (URAR) format by licensed Appraisers. This is used if neither the AVM nor the BPO is successfully completed.	$460.00
Grant Search – A title search of the public parish records in the parish of the Road Home applicant’s property. This title search has been customized to meet the requirements of The Road Home Grant transactions.*	$196.00	To issue a title insurance policy for a disbursement to homeowners who decides to stay in their homes (repair/rebuld). First American conducts a basic title search to establish property ownership and identify certain liens (e.g. IRS property taxes). The “Grant Search” fee covers this work.
Grant Exam – An opinion of title rendered by a Louisiana attorney based on the Grant title search.	$58.00
Grant Policy – As approved by the Louisiana Department of Insurance, the First American Title Insurance Company of Louisiana product designed for The Road Home program insuring the State in Grant transactions.	$150.00	* The price of Title Insurance is regulated by the Louisiana Insurance Rating Commission. The filed rate is $150.00 per policy. The actual costs incurred will be charged to the State without additional G&A or fee.
Level 1 Clear Title – The clearance of title problems that can legally be performed by First American to allow the closing of a Road Home transaction.**	$86.00	** The “Level 1 Clear Title” fee covers additional work that First American performs in order to “cure” minor problems with clearing a title to the point where First American can issue a title insurance policy. Contractor must coordinate with State’s other vendors (i.e. Non-profits) for most economical and efficient assignment of curative work.
Sale/Rental Search – A second, more comprehensive title search required on Road Home Sale transactions or in commercial, rental transactions.	$305.00	To issue a title insurance policy for a disbursement to homeowners who decide to sell their property to the state, First American conducts a more involved title search to establish property ownership and identify all liens and encumbrances (e.g., contractor liens, easements). The “Sale/Rental Search” fee covers this more involved work.

Exhibit B-1

Deliverables and Expected Completion Date

Sale/Rental Exam – The opinion of title rendered on the Sale title search.	$144.00
Sale/Rental Policy – An Owners Title Insurance Policy insuring the State based on the purchase price of any acquired Road Home applicant properties	$616.50	* The price of Title Insurance is regulated by the Louisiana Insurance Rating Commission. The actual price depends upon the value of the policy. The quoted price represents the maximum allowed. The actual costs incurred will be charged to the State without additional G&A or fee.
Level II Clear Title – The clearance of title problems that require the legal services of an attorney.***	$575.00	*** Contractor must coordinate with State’s other vendors (i.e. Non-profit legal service providers) for most economical and efficient assignment of curative work.
Closing – The signing event wherein the Road Home funds recipient completes the documentation required for their transaction.	$282.00
RES Parcel Data for three more yrs – Data for the same 17 parishes provided above allowing program compliance monitoring for the next three years based on the existence of 2006, 2007 and 2008 Homestead Exemptions on Road Home applicants’ properties.	$1.15
Banking Fees – Lender arrangements for Road Home recipients without a pre existing lender	$275.00

Type of Evaluation	Unit Price
Evaluations on total loss homes	$350
Evaluations on partially damaged units and work in progress homes	$550
Evaluations on completed homes	$550

Quality Control Evaluation	$550
Appeal Evaluations	$625